                                                                    EXHIBIT 10.9
                                                                    ------------

                            OFFICE LICENSE AGREEMENT
                            ------------------------

THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Macon, Georgia (the "Premises") which is currently being occupied by H. McMaster.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Rochester, New York (the "Premises") which is currently being occupied by Deborah Radley.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee in the event of a breach of any covenant or agreement of Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Portland, Maine (the "Premises") which is currently being occupied by Tony Dragoni.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at King of Prussia, Pennsylvania (the "Premises") which is currently being occupied by M. Palmer and
M. Cannarozzo.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Richmond, Virginia (the "Premises") which is currently being occupied by T. Crockett and J. Kish.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Hartford, Connecticut (the "Premises") which is currently being occupied by Kathy McLeod.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Charleston, South Carolina (the "Premises") which is currently being occupied by D. Johnson.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Harrisburg, Pennsylvania (the "Premises") which is currently being occupied by M. Burke.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's Great Lakes facility (the "Premises") which is currently being occupied by Toby Burns.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Dunmore, Pennsylvania (the "Premises") which is currently being occupied by J. Seechok.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Burr Ridge, Illinois (the "Premises") which is currently being occupied by Jim Dreesen and Judy Bennett.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Des Moines, Iowa (the "Premises") which is currently being occupied by Joe Flynn.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Davenport, Iowa (the "Premises") which is currently being occupied by Marty Irmen.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Irving, Texas (the "Premises") which is currently being occupied by Gary Snyder.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Tulsa, Oklahoma (the "Premises") which is currently being occupied by Sheri Owens.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Houston, Texas (the "Premises") which is currently being occupied by Don Hook and Johnny Casillas.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at San Diego, California (the "Premises") which is currently being occupied by Pete Sherman.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at 250 Prairie Center Drive, Eden Prairie, Minnesota 55344 (the "Premises") which is currently being occupied by Boojie Bryson.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                            OFFICE LICENSE AGREEMENT
                            ------------------------


THIS AGREEMENT is entered into as of the 17th day of October, 1996, by and between RYDER TRUCK RENTAL, INC., c/o Properties and Construction, 3600 NW 82nd Avenue, Miami, Florida 33166 ("Ryder") and Ryder TRS, Inc., whose address is 8669 NW 36th Street, Miami, Florida ("Licensee").

IN CONSIDERATION of the covenants and conditions contained herein, Ryder and Licensee agree as follows:

1. Ryder hereby grants to Licensee a license to access and utilize that portion of Ryder Truck Rental's facility located at Knoxville, Tennessee (the "Premises") which is currently being occupied by B. Wilkins.

2. Licensee agrees to pay to Ryder, monthly in advance, on the first day of each month during the term of this Agreement, a license fee in the amount of
* , prorated for portions of a month.

3. Licensee shall use the Premises for office purposes only. Licensee shall not bring or permit any hazardous or toxic materials, substances or wastes upon the Premises. Licensee's use of the Premises shall be in compliance with all applicable laws, ordinances and governmental rules and regulations and any reasonable rules and regulations which Ryder may establish from time to time after reasonable advance written notice to Licensee. Licensee shall not alter the Premises in any manner. Licensee has inspected the Premises, is satisfied with the condition thereof, and accepts the Premises in their present "AS IS" condition.

4. The term of this Agreement and the license granted hereby shall commence upon the execution of this Agreement by both parties and shall continue from month to month until terminated by either party upon sixty (60) days prior written notice to the other party.

5. Licensee agrees to maintain during the term of this Agreement a policy of general liability insurance for claims and liabilities arising out of Licensee's use or occupancy of the Premises. Such policies shall have limits of not less than $1,000,000. Prior to Licensee's use or occupancy of the Premises, Licensee shall provide Ryder with a certificate evidencing the coverage required by this paragraph and naming Ryder as an additional insured.

6. Ryder shall have the right to terminate this Agreement and the license granted hereby upon thirty (30) days prior notice to Licensee in the event of a breach of any covenant or agreement of


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Licensee contained in this Agreement which is not cured within such thirty (30) day period.

7. Ryder shall incur no liability to Licensee for failure or inability of Licensee to use the Premises due to any cause beyond Ryder's control, whether existing now or hereafter, however Ryder will use reasonable efforts to minimize any interruption in Licensee's use of the Premises.

8. Notices given hereunder shall be in writing, shall be given at the addresses set forth below each parties' signature hereon and shall be deemed effective when actually received by the addressee by personal delivery, certified mail or recognized overnight delivery service.

9. This Agreement and the license granted hereby are personal to Licensee and are not assignable by Licensee. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by both parties. This Agreement, including the Exhibit, and that certain Asset and Stock Purchase Agreement dated as of September 19, 1996 between Ryder and Licensee constitute the entire agreement of the parties regarding the Premises and supersede all previous negotiations and commitments, whether written or oral.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties by their duly authorized representatives.


RYDER TRUCK RENTAL, INC.                 RYDER TRS, INC.

By:  /s/ Dwight D. Denny                 By:  /s/ Dean Anderson
     -------------------                      -----------------
     Executive Vice President                 Vice President &
          - Development                            Asst. Secretary
     October 17, 1996                         October 17, 1996


Address for notice:                      Address for notice:
3600 NW 82nd Avenue                      8669 NW 36th Street
Miami, Florida 33166                     Miami, Florida 33166
Attn:  Properties & Construction (4B)    Attention:  President


* CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.